UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-00249

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds I

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Item 1. Reports to Stockholders

Annual report

U.S. equity mutual fund

Delaware Mid Cap Value Fund

October 31, 2016

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Mid Cap Value Fund at delawareinvestments.com/literature.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates referred to in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2016, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Mid Cap Value Fund	November 8, 2016

Performance preview (for the year ended October 31, 2016)
Delaware Mid Cap Value Fund (Institutional Class shares)	1-year return	+4.05%
Delaware Mid Cap Value Fund (Class A shares)	1-year return	+3.78%
Russell Midcap ® Value Index (benchmark)	1-year return	+7.84%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Mid Cap Value Fund, please see the table on page 4.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts. The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Mid-cap value stocks were volatile during the Fund’s fiscal year ended Oct. 31, 2016, falling sharply through mid-February before rebounding strongly to finish the period with a solid gain. The initial weakness came amid apparent deceleration in the global economy that pushed oil prices below $30 a barrel for the first time in 14 years. But the tepid pace of economic growth also removed the possibility that the U.S. Federal Reserve would soon follow up its December 2015 rate hike with a series of monetary tightening moves. With the Fed on the sidelines — and with indications that the earlier slowdown had been a false alarm — equity prices climbed through August before U.S. election-year uncertainty led buyers to pull back.

Throughout the early volatility and later equilibrium, stock prices were supported by the same factors that have underwritten the current bull market since 2009: increasing dividends, a high level of share buybacks, and an economy that causes neither inflation nor a recession. And while corporate profits have leveled off in recent quarters, much of the weakness has been concentrated in the energy sector. That in turn affected bank profits and those of firms that supply equipment to exploration and development companies. Meanwhile, industrial capacity usage rates remained below levels that typically would motivate businesses to invest in plants and equipment. The lack of new investment has been

Portfolio management review

Delaware Mid Cap Value Fund

a key reason for the lackluster pace of economic growth in recent years.

When domestic economic activity picked up in the summer and early fall, investors seemed to return their focus to the interest rate outlook. A series of policy meetings revealed divisions on the Federal Open Market Committee (FOMC) about the timing and magnitude of future rate increases. In general, financial markets felt it less likely that the Fed would move aggressively to tighten policy than was evident in the central bank’s official statements. As the Fund’s fiscal year ended, there was a strong consensus among investors that borrowing costs might move higher before year end, but that monetary policy would remain accommodative for the foreseeable future.

The hazy economic environment led to unusual sector moves. Defensive areas — such as consumer staples and utilities — performed well, as did cyclical sectors such as technology and basic industries. Weakness in energy stocks reflected the poor pricing environment for oil, while healthcare stocks lagged due to profit taking after a multi-year run of outperformance and uncertainty about the Affordable Care Act’s future.

Within the Fund

For the fiscal year ended Oct. 31, 2016, Delaware Mid Cap Value Fund Institutional Class shares returned +4.05%. The Fund’s Class A shares returned +3.78% at net asset value and -2.22% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the Russell Midcap Value Index, returned +7.84%. For complete, annualized performance of Delaware Mid Cap Value Fund, please see the table on page 4.

From a sector standpoint, the Fund’s underweight to utilities detracted from relative performance. Though most utility stocks still pay healthy dividends, years of strong price gains within the group removed many names from consideration as value plays. The Fund’s positions in more volatile energy stocks also detracted, especially early in the fiscal year as oil prices struggled to find a bottom. Finally, our decision to avoid metals and mining stocks subtracted from the Fund’s relative performance. While some of these companies appear in the Fund’s benchmark index, it is rare for any to fit our criteria as value investments. Nonetheless, the high beta nature of the metals and mining sector can potentially detract from relative performance during periods when commodity prices are rising. (Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole.)

On the plus side, the Fund gained from an overweight to basic industry stocks, which rose on the back of continuing economic expansion. The Fund also benefited from its positions in asset-sensitive banks, or those that hold large amounts of floating rate compared to traditional fixed-rate loans. Floating rate loans tend to reprice faster than the cost of a bank’s liabilities (deposits) and thus expand net interest margins. Our decision to slightly overweight the technology sector also contributed to the Fund’s performance. We believe the technology industry is undergoing a historic transformation. Until recently, most technology businesses would generally accumulate cash to use for acquisitions and capital investment. But with growth opportunities more limited as the information technology revolution matures, many technology companies have begun returning cash to shareholders in the form of dividends. From our standpoint, returning money to shareholders opens the sector to value investors; in fact, about half of the Fund’s technology holdings now pay dividends.

Among individual stocks, the Fund’s large overweight to the global specialty chemical company Albemarle contributed to relative performance. A longtime Fund holding, Albemarle sold off its Chemetall surface treatment business in June for $3.2 billion. Though Albemarle shares were appreciating strongly even before the transaction, investors seemed to view the divestiture positively as it allowed management to focus on its core specialty chemical business. The Fund also generated positive relative performance from its long-term holding in Tyson Foods, which profited from a strong pricing environment in most product lines. However, we closed the Fund’s position in Tyson Foods late in the Fund’s fiscal year after the stock reached our price target. The Fund’s overweight allocation to Symantec also contributed to relative performance. The maker of Norton antivirus software benefited from a heightened awareness of the need for cyber security. We continue to own Symantec shares, which used a portion of its large store of cash to pay shareholders a special dividend during the Fund’s fiscal year.

Conversely, the Fund’s position in the big box retailer Nordstrom detracted from relative performance. The company was unable to navigate the weak retail environment, and we closed the Fund’s position during the second half of the fiscal year. The real estate investment trust (REIT) CBL & Associates Properties also detracted from relative performance. The company owns so-called Class B malls which, in general, have had difficulty competing with online sales. We continue to own the company given recent management moves to realign its property portfolio. Finally, the energy company Whiting Petroleum also detracted from the Fund’s performance. Highly leveraged to the price of oil, Whiting Petroleum management has attempted to strengthen the company’s balance sheet while retaining potentially lucrative assets in the Bakken shale region of the northern United States and Canada. We like the company at current levels and continue to own its shares.

As the new fiscal period begins, we have positioned the Fund to potentially benefit from continued economic expansion. Fund holdings also reflect our belief that the Fed should be taken at its word when it asserts that future increases in borrowing costs will be both gradual and data dependent. The portfolio retains its procyclical tilt with underweights to such defensive sectors as utilities and REITs. In addition to remaining sensitive to relative valuation, we intend to adhere to our long-held preference for companies that implement shareholder-friendly policies, including share buybacks, dividend increases, and debt paydowns. (Investors are reminded that there is no guarantee that a dividend-paying stock will continue to pay dividends.)

Performance summary

Delaware Mid Cap Value Fund	October 31, 2016

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2016
	1 year	5 years	Lifetime
Class A (Est. Feb. 1, 2008)
Excluding sales charge	+3.78%	+10.74%	+6.57%
Including sales charge	-2.22%	+9.43%	+5.85%
Class C (Est. July 31, 2008)
Excluding sales charge	+2.95%	+9.90%	+6.58%
Including sales charge	+1.99%	+9.90%	+6.58%
Class R (Est. July 31, 2008)
Excluding sales charge	+3.39%	+10.43%	+7.15%
Including sales charge	+3.39%	+10.43%	+7.15%
Institutional Class (Est. Feb. 1, 2008)
Excluding sales charge	+4.05%	+11.01%	+6.82%
Including sales charge	+4.05%	+11.01%	+6.82%
Russell Midcap Value Index	+7.84%	+14.07%	+8.50%*

* The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible accounts.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Investments in small-and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Narrowly focused investments may exhibit

higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.00% of the Fund’s average daily net assets during the period from Nov. 1, 2015, through Oct. 31, 2016.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	3.94%	4.69%	4.19%	3.69%
(without fee waivers)
Net expenses	1.25%	2.00%	1.50%	1.00%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

* The aggregate contractual waiver period covering this report is from Feb. 27, 2015, through Feb. 28, 2017.

Performance summary

Delaware Mid Cap Value Fund

Performance of a $10,000 investment1

Average annual total returns from Feb. 1, 2008 (Fund’s inception) through Oct. 31, 2016

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Feb. 1, 2008, and includes the effect of a 5.75% front-end sales charge (for Class A) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell Midcap Value Index as of Feb. 1, 2008.

The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DLMAX	246093868
Class C	DLMCX	246093850
Class R	DLMRX	246093843
Institutional Class	DLMIX	246093835

Disclosure of Fund expenses

For the six-month period from May 1, 2016 to October 31, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2016 to Oct. 31, 2016.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Mid Cap Value Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses

	Account Value	Account Value	Annualized	Paid During Period

	05/1/16	10/31/16	Expense Ratio	05/1/16 to 10/31/16*
Actual Fund return†
Class A	$1,000.00	$1,032.50	1.25%	$6.39
Class C	1,000.00	1,028.10	2.00%	10.20
Class R	1,000.00	1,030.40	1.50%	7.66
Institutional Class	1,000.00	1,032.40	1.00%	5.11
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.25%	$6.34
Class C	1,000.00	1,015.08	2.00%	10.13
Class R	1,000.00	1,017.60	1.50%	7.61
Institutional Class	1,000.00	1,020.11	1.00%	5.08

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation and top 10 equity holdings

Delaware Mid Cap Value Fund	As of October 31, 2016 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Common Stock	98.28%
Basic Industry	10.44%
Business Services	0.97%
Capital Spending	5.69%
Consumer Cyclical	4.05%
Consumer Services	4.82%
Consumer Staples	2.47%
Energy	7.73%
Financial Services	23.61%
Healthcare	6.88%
Real Estate Investment Trusts	8.19%
Technology	13.48%
Transportation	2.53%
Utilities	7.42%
Exchange-Traded Fund	1.02%
Short-Term Investments	2.22%
Total Value of Securities	101.52%
Liabilities Net of Receivables and Other Assets	(1.52%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
East West Bancorp	3.25%
American Financial Group	3.24%
Synopsys	2.70%
Raymond James Financial	2.33%
Torchmark	2.26%
Reinsurance Group of America	2.20%
Newfield Exploration	2.07%
Berry Plastics Group	1.96%
Comerica	1.91%
Avnet	1.79%

Schedule of investments

Delaware Mid Cap Value Fund	October 31, 2016

	Number of shares	Value (U.S. $)

Common Stock – 98.28%

Basic Industry – 10.44%
Albemarle	1,400	$116,970
Axalta Coating Systems †	4,250	106,760
Berry Plastics Group †	3,301	144,419
Celanese Class A	1,450	105,734
Eastman Chemical	1,650	118,652
GCP Applied Technologies †	1,150	29,727
Graphic Packaging Holding	6,350	79,375
WR Grace & Co	1,000	66,960

		768,597

Business Services – 0.97%
Brink’s	650	25,708
ManpowerGroup	600	46,080

		71,788

Capital Spending – 5.69%
AECOM †	2,700	75,195
HD Supply Holdings †	2,100	69,300
ITT	2,450	86,289
KBR	4,250	62,943
Quanta Services †	1,500	43,125
Regal Beloit	500	29,550
United Rentals †	700	52,962

		419,364

Consumer Cyclical – 4.05%
Adient †	112	5,088
BorgWarner	1,300	46,592
DR Horton	2,800	80,723
Johnson Controls International	1,118	45,078
Stanley Black & Decker	750	85,380
Tenneco †	650	35,796

		298,657

Consumer Services – 4.82%
Cinemark Holdings	1,300	51,740
Darden Restaurants	800	51,832
Hasbro	750	62,557
Macy’s	1,000	36,490
Marriott International Class A	820	56,334
Meredith	993	45,033
Staples	2,500	18,500
VF	600	32,526

		355,012

Consumer Staples – 2.47%
Dr Pepper Snapple Group	1,000	87,790

Schedule of investments

Delaware Mid Cap Value Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Consumer Staples (continued)
JM Smucker	400	$52,524
Reynolds American	750	41,310

		181,624

Energy – 7.73%
Helmerich & Payne	650	41,021
Newfield Exploration †	3,750	152,213
Rowan	2,500	33,175
Schlumberger	208	16,272
SM Energy	3,850	129,475
Superior Energy Services	6,700	94,872
Tesoro	900	76,473
Whiting Petroleum †	3,100	25,544

		569,045

Financial Services – 23.61%
American Financial Group	3,200	238,400
Bank of Hawaii	1,150	86,423
Comerica	2,700	140,643
East West Bancorp	6,050	239,035
Fifth Third Bancorp	5,050	109,888
Hancock Holding	2,700	90,585
Raymond James Financial	2,850	171,342
Reinsurance Group of America	1,500	161,790
Synchrony Financial	1,400	40,026
Torchmark	2,625	166,451
Validus Holdings	2,229	113,902
WR Berkley	1,950	111,345
Zions Bancorporation	2,150	69,252

		1,739,082

Healthcare – 6.88%
Becton Dickinson and Co.	500	83,955
Cigna	500	59,415
MEDNAX †	750	45,937
Quest Diagnostics	650	52,936
Service Corp. International	2,450	62,720
Universal Health Services Class B	800	96,568
Zimmer Biomet Holdings	1,000	105,400

		506,931

Real Estate Investment Trusts – 8.19%
Apartment Investment & Management	1,450	63,901
Boston Properties	550	66,264
Brandywine Realty Trust	7,200	111,600

	Number of shares	Value (U.S. $)

Common Stock (continued)

Real Estate Investment Trusts (continued)
CBL & Associates Properties	3,650	$39,055
Highwoods Properties	2,300	114,149
Host Hotels & Resorts	6,900	106,812
Kimco Realty	3,800	101,118

		602,899

Technology – 13.48%
Agilent Technologies	1,900	82,783
Avnet	3,150	132,143
Citrix Systems †	550	46,640
Fiserv †	1,100	108,327
Keysight Technologies †	1,975	64,780
Qorvo †	900	50,085
Symantec	3,900	97,617
Synopsys †	3,350	198,689
Teradyne	3,300	76,857
Thermo Fisher Scientific	600	88,218
Western Digital	800	46,752

		992,891

Transportation – 2.53%
CSX	2,600	79,326
JB Hunt Transport Services	650	53,047
Southwest Airlines	1,350	54,067

		186,440

Utilities – 7.42%
Edison International	1,500	110,220
IDACORP	1,400	109,746
PPL	2,900	99,586
Public Service Enterprise Group	2,700	113,616
WEC Energy Group	1,900	113,468

		546,636

Total Common Stock (cost $5,573,671)		7,238,966

Exchange-Traded Fund – 1.02%

iShares Russell Mid-Cap Value ETF	1,000	74,920

Total Exchange-Traded Fund (cost $75,460)		74,920

	Principal amount°

Short-Term Investments – 2.22%

Discount Notes – 1.23%≠
Federal Home Loan Bank
0.284% 11/10/16	11,978	11,977

Schedule of investments

Delaware Mid Cap Value Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Discount Notes≠ (continued)
Federal Home Loan Bank
0.295% 12/21/16	39,740	$39,729
0.301% 11/3/16	20,315	20,315
0.31% 1/25/17	18,815	18,801

		90,822

U.S. Treasury Obligation – 0.99%≠
U.S. Treasury Bill 0.226% 11/3/16	72,722	72,722

		72,722

Total Short-Term Investments (cost $163,538)		163,544

Total Value of Securities – 101.52% (cost $5,812,669)		$7,477,430

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars.

†	Non-income-producing security.

ETF - Exchange Traded Fund

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statement of assets and liabilities

Delaware Mid Cap Value Fund	October 31, 2016

Assets:
Investments, at value[1]	$7,313,886
Short-term investments, at value[2]	163,544
Receivable for securities sold	28,388
Dividends and interest receivable	3,091
Receivable for fund shares sold	596
Expense reimbursement receivable from investment manager	16,789

Total assets	7,526,294

Liabilities:
Cash overdraft	7,800
Payable for securities purchased	77,658
Payable for fund shares redeemed	47,131
Other accrued expenses	20,706
Audit and tax fees payable	5,157
Distribution fees payable to affiliates	2,091
Dividend disbursing and transfer agent fees and expenses payable to affiliates	129
Accounting and administration expenses payable to affiliates	30
Trustees’ fees and expenses payable	22
Legal fees payable to affiliates	13
Reports and statements to shareholders expenses payable to affiliates	3

Total liabilities	160,740

Total Net Assets	$7,365,554

Net Assets Consist of:
Paid-in capital	$5,684,978
Undistributed net investment income	27,086
Accumulated net realized loss	(11,271)
Net unrealized appreciation of investments	1,664,761

Total Net Assets	$7,365,554

Net Asset Value
Class A:
Net assets	$4,794,722
Shares of beneficial interest outstanding, unlimited authorization, no par	941,309
Net asset value per share	$5.09
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$5.40

Class C:
Net assets	$1,205,600
Shares of beneficial interest outstanding, unlimited authorization, no par	253,205
Net asset value per share	$4.76

Class R:
Net assets	$54,814
Shares of beneficial interest outstanding, unlimited authorization, no par	10,780
Net asset value per share	$5.08

Institutional Class:
Net assets	$1,310,418
Shares of beneficial interest outstanding, unlimited authorization, no par	256,817
Net asset value per share	$5.10

[1] Investments, at cost	$5,649,131
[2] Short-term investments, at cost	163,538

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Mid Cap Value Fund	Year ended October 31, 2016

Investment Income:
Dividends	$124,120
Interest	850
Foreign tax withheld	(28)

124,942

Expenses:
Registration fees	69,493
Legal fees	38,161
Management fees	47,715
Audit and tax fees	34,979
Reports and statements to shareholders expenses	27,016
Distribution expenses — Class A	10,426
Distribution expenses — Class C	11,382
Distribution expenses — Class R	223
Dividend disbursing and transfer agent fees and expenses	10,205
Custodian fees	3,308
Accounting and administration expenses	2,045
Trustees’ fees and expenses	305
Other	12,028

267,286
Less expenses waived	(181,622)
Less expense paid indirectly	(40)

Total operating expenses	85,624

Net Investment Income	39,318

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,215
Foreign currencies	(4)

Net realized gain	1,211
Net change in unrealized appreciation (depreciation) of investments	104,334

Net Realized and Unrealized Gain	105,545

Net Increase in Net Assets Resulting from Operations	$144,863

See accompanying notes, which are an integral part of the financial statements.

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Statements of changes in net assets

Delaware Mid Cap Value Fund

	Year ended
	10/31/16	10/31/15
Increase (Decrease) in Net Assets from Operations:
Net investment income	$39,318	$12,357
Net realized gain	1,211	403,212
Net change in unrealized appreciation (depreciation)	104,334	(201,986)

Net increase in net assets resulting from operations	144,863	213,583

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,783)	(9,860)
Class R	—	(7)
Institutional Class	(4,237)	(4,698)

Net realized gain:
Class A	(253,401)	(687,651)
Class C	(84,028)	(162,751)
Class R	(1,994)	(8,568)
Institutional Class	(56,425)	(177,648)

	(407,868)	(1,051,183)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,538,976	986,870
Class C	531,094	477,540
Class R	27,524	33,007
Institutional Class	2,580,021	265,245

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	260,444	692,993
Class C	84,027	162,747
Class R	1,993	8,572
Institutional Class	48,652	157,986

	6,072,731	2,784,960

	Year ended
	10/31/16	10/31/15
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(1,660,636)	$(981,152)
Class C	(425,289)	(199,117)
Class R	(8,653)	(42,439)
Institutional Class	(2,351,745)	(140,302)

	(4,446,323)	(1,363,010)

Increase in net assets derived from capital share transactions	1,626,408	1,421,950

Net Increase in Net Assets	1,363,403	584,350

Net Assets:
Beginning of year	6,002,151	5,417,801

End of year	$7,365,554	$6,002,151

Undistributed net investment income	$27,086	$—

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	As a result of proxy fees, ratio of expenses to average net assets for the year ended Oct. 31, 2015, exceeded the contractual waiver by 15 basis points.

See accompanying notes, which are an integral part of the financial statements.

Year ended

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$5.220	$6.220	$11.790	$9.520	$8.790

0.035	0.016	0.018	0.063	0.038
0.137	0.211	0.777	2.538	0.705

0.172	0.227	0.795	2.601	0.743

(0.009)	(0.017)	(0.115)	(0.054)	(0.013)
(0.293)	(1.210)	(6.250)	(0.277)	—

(0.302)	(1.227)	(6.365)	(0.331)	(0.013)

$5.090	$5.220	$6.220	$11.790	$9.520

3.78%	4.27%	10.75%	28.12%	8.47%

$4,795	$3,825	$3,685	$2,777	$1,779
1.25%	1.40% [3]	1.25%	1.25%	1.25%
4.10%	4.09%	4.34%	2.27%	2.07%
0.71%	0.31%	0.28%	0.59%	0.40%
(2.14% )	(2.38% )	(2.81% )	(0.43% )	(0.42% )
49%	25%	28%	22%	12%

Financial highlights

Delaware Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of proxy fees, ratio of expenses to average net assets for the year ended Oct. 31, 2015, exceeded the contractual waiver by 15 basis points.

See accompanying notes, which are an integral part of the financial statements.

Year ended

10/31/16	10/31/15		10/31/14	10/31/13	10/31/12

$4.930	$5.960		$11.520	$9.330	$8.670

(0.002)	(0.022)		(0.029)	(0.017)	(0.032)
0.125	0.202		0.752	2.484	0.692

0.123	0.180		0.723	2.467	0.660

—	—		(0.033)	—	—
(0.293)	(1.210)		(6.250)	(0.277)	—

(0.293)	(1.210)		(6.283)	(0.277)	—

$4.760	$4.930		$5.960	$11.520	$9.330

2.95%	3.53%		9.99%	27.10%	7.61%

$1,206	$1,084		$775	$448	$287
2.00%	2.15%	[3]	2.00%	2.00%	2.00%
4.85%	4.84%		5.09%	2.97%	2.77%
(0.04% )	(0.44%	)	(0.47% )	(0.16% )	(0.35%	)
(2.89% )	(3.13%	)	(3.56% )	(1.13% )	(1.12%	)
49%	25%		28%	22%	12%

Financial highlights

Delaware Mid Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	As a result of proxy fees, ratio of expenses to average net assets for the year ended Oct. 31, 2015, exceeded the contractual waiver by 15 basis points.

See accompanying notes, which are an integral part of the financial statements.

Year ended

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$5.220	$6.210	$11.770	$9.510	$8.790

0.023	0.003	0.002	0.036	0.014
0.130	0.218	0.775	2.531	0.706

0.153	0.221	0.777	2.567	0.720

—	(0.001)	(0.087)	(0.030)	—
(0.293)	(1.210)	(6.250)	(0.277)	—

(0.293)	(1.211)	(6.337)	(0.307)	—

$5.080	$5.220	$6.210	$11.770	$9.510

3.39%	4.14%	10.41%	27.72%	8.19%

$55	$34	$42	$31	$16
1.50%	1.65% [3]	1.50%	1.50%	1.50%
4.35%	4.34%	4.59%	2.56%	2.37%
0.46%	0.06%	0.03%	0.34%	0.15%
(2.39% )	(2.63% )	(3.06% )	(0.72% )	(0.72%	)
49%	25%	28%	22%	12%

Financial highlights

Delaware Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	As a result of proxy fees, ratio of expenses to average net assets for the year ended Oct. 31, 2015, exceeded the contractual waiver by 15 basis points.

See accompanying notes, which are an integral part of the financial statements.

Year ended

10/31/16	10/31/15	10/31/14	10/31/13	10/31/12

$5.230	$6.230	$11.810	$9.540	$8.810

0.048	0.029	0.040	0.087	0.061
0.137	0.213	0.773	2.538	0.705

0.185	0.242	0.813	2.625	0.766

(0.022)	(0.032)	(0.143)	(0.078)	(0.036)
(0.293)	(1.210)	(6.250)	(0.277)	—

(0.315)	(1.242)	(6.393)	(0.355)	(0.036)

$5.100	$5.230	$6.230	$11.810	$9.540

4.05%	4.55%	11.00%	28.37%	8.73%

$1,310	$1,059	$916	$3,727	$16,593
1.00%	1.15% [3]	1.00%	1.00%	1.00%
3.85%	3.84%	4.09%	1.97%	1.77%
0.96%	0.56%	0.53%	0.84%	0.65%
(1.89% )	(2.13% )	(2.56% )	(0.13% )	(0.12% )
49%	25%	28%	22%	12%

Notes to financial statements
Delaware Mid Cap Value Fund	October 31, 2016

Delaware Group® Equity Funds I (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Mid Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely -than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2013–Oct. 31, 2016), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Oct. 31, 2016, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment

Notes to financial statements

Delaware Mid Cap Value Fund

1. Significant Accounting Policies (continued)

income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2016.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1.00, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2016, the Fund earned $40 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of the average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on the average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, (collectively, nonroutine expenses)) do not exceed 1.00% of the Fund’s average daily net assets from Nov. 1, 2015 through Oct. 31, 2016.* For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement may only be terminated by agreement of DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Oct. 31, 2016, the Fund was charged $301 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments® Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. For the year ended Oct. 31, 2016, the Fund was charged $1,312 for these services. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2016, the Fund was charged $130 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2016, DDLP earned $4,930 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2016, DDLP received gross CDSC commissions of $4 and $12 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

*	The aggregate contractual waiver period covering this report is from Feb. 27, 2015, through Feb. 28, 2017.

3. Investments

For the year ended Oct. 31, 2016, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$4,400,860
Sales	3,096,451

Notes to financial statements

Delaware Mid Cap Value Fund

3. Investments (continued)

At Oct. 31, 2016, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$5,919,706

Aggregate unrealized appreciation of investments	$1,805,237
Aggregate unrealized depreciation of investments	(247,513)

Net unrealized appreciation of investments	$1,557,724

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2016:

Securities	Level 1	Level 2	Total
Common Stock	$7,238,966	$—	$7,238,966
Exchange-Traded Fund	74,920	—	74,920
Short-Term Investments	—	163,544	163,544

Total Value of Securities	$7,313,886	$163,544	$7,477,430

During the year ended Oct. 31, 2016, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Oct. 31, 2016, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2016 and 2015 was as follows:

	Year ended
	10/31/16	10/31/15
Ordinary income	$18,775	$120,797
Long-term capital gains	389,093	930,386

Total	$407,868	$1,051,183

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2016, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$5,684,978
Undistributed ordinary income	27,086
Undistributed long-term capital gain	95,766
Unrealized appreciation of investments	1,557,724

Net assets	$7,365,554

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Notes to financial statements

Delaware Mid Cap Value Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, and dividends and distributions. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2016, the Fund recorded the following reclassifications:

Undistributed net investment income	$(212)
Accumulated net realized loss	212

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/16	10/31/15
Shares sold:
Class A	511,435	187,827
Class C	113,954	96,056
Class R	5,566	6,585
Institutional Class	538,429	51,308

Shares issued upon reinvestment of dividends and distributions:
Class A	55,414	136,952
Class C	19,011	33,835
Class R	424	1,691
Institutional Class	10,352	31,222

	1,254,585	545,476

Shares redeemed:
Class A	(358,575)	(184,534)
Class C	(99,815)	(39,962)
Class R	(1,714)	(8,553)
Institutional Class	(494,402)	(26,958)

	(954,506)	(260,007)

Net increase	300,079	285,469

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit was to be used as described above and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants were charged an annual commitment fee of 0.10%, which was allocated across the Participants on the basis of relative net assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expired on Nov. 7, 2016.

The Fund had no amounts outstanding as of Oct. 31, 2016, or at any time for the year ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at Oct. 31, 2016.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and

Notes to financial statements

Delaware Mid Cap Value Fund

9. Securities Lending (continued)

payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a NAV per unit of $1.00.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a Fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2016, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in real estate investments trust (REITs) and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Oct. 31, 2016. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. As of Oct. 31, 2016, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. When monitoring compliance with the Fund’s illiquid limit, certain holdings that are common to multiple clients of the investment manager may be aggregated and considered illiquid in the aggregate solely for monitoring purposes. For purposes of determining illiquidity for financial reporting purposes, only the holdings of this Fund will be considered.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

On Nov. 7, 2016, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. The line of credit is to be used as described in Note 7 and operates in substantially the same manner as the original agreement, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants on the basis of relative net

Notes to financial statements

Delaware Mid Cap Value Fund

12. Subsequent Events (continued)

assets of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 6, 2017.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2016 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds I

and the Shareholders of Delaware Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Mid Cap Value Fund (constituting Delaware Group Equity Funds I, hereafter referred to as the “Fund”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 21, 2016

Other Fund information (Unaudited)

Delaware Mid Cap Value Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2016, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	4.60%
(B) Long-Term Capital Gain Distributions (Tax Basis)	95.40%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended Oct. 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income was 100.00%. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

For the fiscal year ended Oct. 31, 2016, certain interest income paid by the Fund has been determined to be Qualified Interest Income and Qualified Short-Term Capital Gains, and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2016, the Fund has reported maximum distributions of Qualified Interest Income and Qualified Short-Term Capital Gains of $83 and $6,547, respectively. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Board consideration of Delaware Mid Cap Value Fund investment advisory agreement

At a meeting held on Aug. 16–18, 2016 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Mid Cap Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2016 and included reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds

Other Fund information (Unaudited)

Delaware Mid Cap Value Fund

to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2016. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

Lipper currently classifies the Fund as a mid-cap core fund. However, Management believes that it would be more appropriate to include the Fund in the mid-cap value funds category because the Fund invests in companies whose stock price appears low relative to their underlying value or future potential. Funds in the Lipper Core category typically use a core investment philosophy and process to select investment holdings. Accordingly, the Broadridge report prepared for the Fund compares the Fund’s performance to two separate Performance Universes: one consisting of the Fund and all retail and institutional mid-cap core funds and the other consisting of the Fund and all retail and institutional mid-cap value funds. When compared to other mid-cap core funds and mid-cap value funds, the Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return, when compared to both Performance Universes, for the 3- and 5-year periods was in the third quartile and fourth quartile, respectively. The Board observed that the Fund’s intermediate- and long-term performance was not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the Fund’s short-term performance results, which were strong, and consequently, the Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

Board consideration of Delaware Mid Cap Value Fund investment advisory agreement (continued)

When compared to other mid-cap core funds, the expense comparisons for the Fund showed that its contractual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other mid-cap value funds, the expense comparisons showed that its contractual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the contractual management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. Although, as of May 31, 2016, the Fund has not reached a size at which it can take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Fund grows, economies of scale may be shared.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle1, [3]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

1  Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Shawn K. Lytle has served as	62	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	62	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	62	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.

Executive Vice President	62	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	62	Director, Audit
Drexel University		and Governance Committee
(August 2010–Present)		Member — Community
Health Systems
President —
Franklin & Marshall College		Director — Drexel
(July 2002–July 2010)		Morgan & Co.

Director, Audit Committee
Member — vTv
Therapeutics LLC
Private Investor	62	None
(2004–Present)

Chief Executive Officer —	62	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	62	Director — HSBC Finance
(2010–April 2013) and		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010) —
PNC Financial		Director —
Services Group		HSBC Bank
Vice President and Treasurer	62	Director, Personnel and
(January 2006–July 2012),		Compensation Committee
Vice President —		Chair, Audit Committee
Mergers & Acquisitions		Member and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003) —
3M Company

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served	62	None[3]
in various capacities at
different times at
Delaware Investments.

Daniel V. Geatens has served	62	None[3]
in various capacities at
different times at
Delaware Investments.

Richard Salus has served	62	None[3]
in various capacities at
different times at
Delaware Investments.

[3]	Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A. Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Mid Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com/literature.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Forms N-Q are available without charge on the Fund’s website at delawareinvestments.com/literature. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC- 0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Thomas K. Whitford

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the series portfolios of Delaware Group Equity Funds I (“Fund”), has advised the Audit Committee of the Board of Trustees of the Funds (“Audit Committee”) that, as of the date of the filing of this Annual Report on Form N-CSR, it is in discussions with the staff of the Securities and Exchange Commission (“SEC Staff”), or the SEC, regarding the interpretation and application of Rule 2-01(c)(1)(ii)(A) of Regulation S-X, or the Loan Rule.

The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Under the SEC Staff’s interpretation of the Loan Rule, based on information provided to us by PwC, some of PwC’s relationships with its lenders who also own shares of one or more funds within the Delaware Investments Family of Funds investment company complex implicate the Loan Rule, calling into question PwC’s independence with respect to the Fund. PwC believes that, in light of the facts of these lending relationships, its ability to exercise objective judgment with respect to the audit of the Fund has not been impaired.

The Audit Committee has considered the lending relationships described by PwC and has concluded that (1) the lending relationships did not affect PwC’s application of objective judgment in conducting its audits and issuing reports on the Fund’s financial statements; and (2) a reasonable investor with knowledge of the lending relationships described by PwC would reach the same conclusion. In making this determination, the Audit Committee considered, among other things, PwC’s description of the relevant lending relationships and PwC’s representation that its objectivity was not impaired in conducting its audit of the Fund’s financial statements. In connection with this determination, PwC advised the Audit Committee that it believes PwC is independent and it continues to have discussions with the SEC Staff.
____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation, and her service as an audit committee chairperson for a non-profit organization.

If the SEC were ultimately to determine that PwC was not independent with respect to the Fund for certain time periods, the Fund’s filings with the SEC that contains the Fund’s financial statements for such periods would be non-compliant with the applicable securities laws. If the SEC determines that PwC was not independent, among other things, the Fund could be required to have independent audits conducted on the Fund’s previously audited financial statements by another registered public accounting firm for the affected periods. The time involved to conduct such independent audits may impair the Fund’s ability to issue shares. Any of the foregoing possible outcomes potentially could have a material adverse effect on the Fund.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $29,630 for the fiscal year ended October 31, 2016.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $28,500 for the fiscal year ended October 31, 2015.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $667,000 for the registrant’s fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,157 for the fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2016.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,157 for the fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2015.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2016.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2016. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,665,000 and $11,111,212 for the registrant’s fiscal years ended October 31, 2016 and October 31, 2015, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS I

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 5, 2017

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 5, 2017